UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 13, 2018
L3 TECHNOLOGIES, INC.
(Exact Name of Registrant as Specified in Charter)

DELAWARE	001-37975	13-3937436
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

600 THIRD AVENUE, NEW YORK, NEW YORK	10016
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 697-1111

 (Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01  Other Events.
L3 Technologies, Inc. (L3 Technologies, Inc. and, together with our subsidiaries, referred to herein as "L3", "Company", "we", "us" or "our") is filing this Current Report on Form 8-K to recast the consolidated financial statements that were initially filed with the Securities and Exchange Commission (“SEC”) on February 22, 2018 in our Annual Report on Form 10-K for the year ended December 31, 2017 (the “Form 10-K”) to present the: (i) retrospective realignment of the business segments, which was effective in the third quarter of 2018, and (ii) adoption of Accounting Standards Update (ASU) 2017-07, Improving the Presentation of Net Periodic Pension Cost and Net Periodic Postretirement Benefit Cost, as further detailed below.
In the third quarter of 2018, we reorganized our business segments to maximize growth and improve our integration and collaboration across our enterprise. On August 2, 2018, we combined our Aerospace Systems segment with our Sensor Systems segment to form a new reporting segment named the Intelligence Surveillance & Reconnaissance Systems (ISRS) segment. Additionally, on September 17, 2018, we announced the realignment of the: (1) Naval Power Systems businesses from the Electronics Systems segment to the Communication Systems segment and changed the segment name to Communications & Networked Systems (C&NS) segment and (2) Maritime Sensor Systems businesses from the former Sensor Systems segment to the C&NS segment. After the realignment, L3’s structure consists of the following three segments: ISRS, C&NS and Electronic Systems as further described below.
ISRS: ISRS provides products and services for global ISR mission solutions from seabed to space and Command, Control and Communications (C3) markets, specializing in signals intelligence (SIGINT) and multi-intelligence platforms, including engineering, modernization and sustainment solutions for military and various government aircraft, ground support equipment and other platforms. These strategic and tactical products and services provide warfighters with the ability to detect, collect, identify, analyze and disseminate information from command centers, communication nodes and air defense systems for real-time situational awareness and response. Other major capabilities and mission solutions include space avionics and imaging payloads, Counter Unmanned Aircraft Systems mission solutions, cyber and electronic warfare, special mission command & control, modeling & simulation and life cycle support. ISRS sells these products and services primarily to the DoD and select foreign governments. The ISRS business areas are ISR Systems, Aircraft Systems, Airborne Sensor Systems, Space & Sensor Systems, Warrior Sensor Systems, MAS, Advanced Programs, Intelligence & Mission Systems, and Aerostructures. ISRS had 2017 net sales of $3,995 million.
C&NS: C&NS provides network and communication systems, secure communications products, radio frequency (RF) components, satellite communication terminals and space, microwave and telemetry products. These products include secure data links that are used to connect a variety of space, airborne, ground and sea-based communication systems and are used in transmission, processing, recording, monitoring and dissemination functions of these communication systems. Other major capabilities include integrated maritime mission solutions, directed energy, lightweight unmanned undersea vehicles and naval power delivery on submarines and surface ships. C&NS sells these products and services primarily to the DoD and select foreign governments. The C&NS business areas are Broadband Communication Systems, Naval Power Systems, Advanced Communications, Space & Power Systems and Maritime Sensor Systems. C&NS had 2017 net sales of $3,113 million.
Electronic Systems: Electronic Systems provides a broad range of products and services, including components, products, subsystems, systems and related services to military and commercial customers. These products and services serve niche markets, such as aircraft simulation and training, power and distribution, cockpit avionics, airport security and precision weapons. Electronic Systems sells these products and services primarily to the DoD and select foreign governments. The Electronic Systems business areas are Commercial Aviation Solutions, Precision Engagement Systems, Link Training & Simulation and Security & Detection Systems. Electronic Systems had 2017 net sales of $2,465 million.
We adopted ASU 2017-07 on January 1, 2018, as a retrospective change in accounting principle for all periods presented in this Form 8-K and we have recast the Consolidated Statements of Operations and related footnote disclosure in accordance with ASU 2017-07. Defined benefit pension and postretirement benefit cost (net benefit cost) comprise several components that reflect different aspects of the Company’s financial arrangements as well as the cost of benefits provided to employees. Under previous U.S. GAAP, those components were aggregated for reporting in the financial statements and presented within the operating section of the income statement or capitalized into assets (inventories) when appropriate. The amendments in this update require the Company to report the service cost component in the same line item as other compensation costs arising from services rendered by the employees during the period. The other components of net benefit cost are required to be presented separately from the service cost component and below income from operations. Plan administrative expenses, which were previously included in service cost, are presented together with expected return on plan assets, as a component of Interest and other income, net. The amendments in this update also allow only the service cost component to be eligible for capitalization when applicable.

In addition to revising the original presentation for the matters discussed above, we have corrected errors in Note 24 which had previously understated assets, equity and net income of Guarantor Subsidiaries. The Company assessed the materiality of these errors on previously issued annual and interim financial statements in accordance with SEC Staff Accounting Bulletin No. 99 and No. 108, and concluded that the disclosure errors were not material to the Company's previously issued annual and interim financial statements taken as a whole.
Accordingly, attached as Exhibit 99.1 of this Form 8-K, and incorporated by reference herein, are the following portions of the Form 10-K that have been revised to reflect the realignment of L3's segments and the adoption of ASU 2017-07: Business (Item 1), Properties (Item 2), Selected Financial Data (Item 6), Management’s Discussion and Analysis of Financial Condition and Results of Operations (Item 7) and Financial Statements and Supplementary Data (Item 8). The segment-specific information in this exhibit is consistent with the presentation of segments in our Quarterly Report on Form 10-Q for the quarterly period ended September 28, 2018, filed with the SEC on October 25, 2018. The change in segments did not impact previously reported consolidated sales, operating income, net income, or earnings per share.
This Current Report is being filed only for the purposes described above. All other information in the Annual Report on Form 10-K remains unchanged. In order to preserve the nature and character of the disclosures set forth in the Form 10-K, the items included in Exhibit 99.1 of this Form 8-K have been updated solely for matters as described above. No attempt has been made in this Form 8-K, and it should not be read, to modify or update other disclosures as presented in the Form 10-K to reflect events or occurrences after the date of the filing of the Form 10-K, on February 22, 2018. Therefore, this Form 8-K should be read in conjunction with the Form 10-K and our filings made with the SEC subsequent to the filing of the Form 10-K, including our Form 10-Q for the quarters ended March 30, 2018, June 29, 2018 and September 28, 2018. References in the attached exhibits to the Form 10-K or parts thereof refer to the Form 10-K for the year ended December 31, 2017, filed on February 22, 2018, except to the extent portions of such Form 10-K have been revised in this Form 8-K, in which case, they refer to the applicable revised portion in this Form 8-K.
Forward-Looking Statements
Certain of the matters discussed concerning our operations, cash flows, financial position, economic performance and financial condition, including in particular, the likelihood of our success in developing and expanding our business and the realization of sales from backlog, include forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act.
All statements other than historical facts may be forward-looking statements; words such as “may,” “will,” “should,” “likely,” “projects,” “expects,” “anticipates,” “intends,” “plans,” “believes,” “estimates,” and similar expressions are used to identify forward-looking statements. We caution investors that these statements are subject to risks and uncertainties many of which are difficult to predict and generally beyond our control that could cause actual results to differ materially from those expressed in, or implied or projected by, the forward-looking information and statements. Some of the factors that could cause actual results to differ include, but are not limited to, the following: our dependence on the defense industry; backlog processing and program slips resulting from delayed awards and/or funding from the DoD and other major customers; the U.S. Government fiscal situation; changes in DoD budget levels and spending priorities; U.S. Government failure to raise the debt ceiling; our reliance on contracts with a limited number of customers and the possibility of termination of government contracts by unilateral government action or for failure to perform; the extensive legal and regulatory requirements surrounding many of our contracts; our ability to retain our existing business and related contracts; our ability to successfully compete for and win new business; or, identify, acquire and integrate additional businesses; our ability to maintain and improve our operating margin; the availability of government funding and changes in customer requirements for our products and services; the outcome of litigation matters; results of audits by U.S. Government agencies and of ongoing governmental investigations; our significant amount of debt and the restrictions contained in our debt agreements and actions taken by rating agencies that could result in a downgrade of our debt; our ability to continue to recruit, retain and train our employees; actual future interest rates, volatility and other assumptions used in the determination of pension benefits and equity based compensation, as well as the market performance of benefit plan assets; our collective bargaining agreements; our ability to successfully negotiate contracts with labor unions and our ability to favorably resolve labor disputes should they arise; the business, economic and political conditions in the markets in which we operate; the risk that our commercial aviation products and services businesses are affected by a downturn in global demand for air travel or a reduction in commercial aircraft Original Equipment Manufacturer (OEM) production rates; the DoD’s Better Buying Power and other efficiency initiatives; events beyond our control such as acts of terrorism; our ability to perform contracts on schedule; our international operations including currency risks and compliance with foreign laws; our extensive use of fixed-price type revenue arrangements; the rapid change of technology and high level of competition in which our businesses participate; risks relating to technology and data security; our introduction of new products into commercial markets or our investments in civil and commercial products or companies; the impact on our business of improper conduct by our employees, agents or business partners; goodwill impairments and the fair values of our assets; and the ultimate resolution of contingent matters, claims and investigations relating to acquired businesses, and the impact on the final purchase price allocations.

In addition, for a discussion of other risks and uncertainties that could impair our results of operations or financial condition, see “Part I — Item 1A — Risk Factors” and Note 18 to our audited consolidated financial statements, in each case included in our Annual Report on Form 10-K for the year ended December 31, 2017.
Readers of this document are cautioned that our forward-looking statements are not guarantees of future performance and the actual results or developments may differ materially from the expectations expressed in the forward-looking statements.
As for the forward-looking statements that relate to future financial results and other projections, actual results will be different due to the inherent uncertainties of estimates, forecasts and projections and may be better or worse than projected and such differences could be material. Given these uncertainties, you should not place any reliance on these forward-looking statements. These forward-looking statements also represent our estimates and assumptions only as of the date that they were made. We expressly disclaim a duty to provide updates to these forward-looking statements, and the estimates and assumptions associated with them, after the date of this filing, to reflect events or changes in circumstances or changes in expectations or the occurrence of anticipated events.

Item 9.01.  Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description of Exhibit
*23.1	Consent of PricewaterhouseCoopers LLP.
*99.1
Items from L3 Technologies, Inc. Annual Report on Form 10-K for the year ended December 31, 2017, revised: Business (Item 1), Properties (Item 2), Selected Financial Data (Item 6), Management’s Discussion and Analysis of Financial Condition and Results of Operations (Item 7) and Financial Statements and Supplementary Data (Item 8).

**101.INS	XBRL Instance Document.
**101.SCH	XBRL Taxonomy Extension Schema Document.
**101.CAL	XBRL Taxonomy Extension Calculation Linkbase Document.
**101.DEF	XBRL Taxonomy Extension Definition Linkbase Document.
**101.LAB	XBRL Taxonomy Extension Label Linkbase Document.
**101.PRE	XBRL Taxonomy Extension Presentation Linkbase Document.
__________________

*	Filed herewith.

**	Filed electronically with this report.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

L3 TECHNOLOGIES, INC.

	By:	/s/ Ralph G. D’Ambrosio
	Title:	Senior Vice President and Chief Financial Officer
(Principal Financial Officer)

Date: November 13, 2018

EXHIBIT INDEX

Exhibit No.	Description of Exhibit
*23.1	Consent of PricewaterhouseCoopers LLP.
*99.1
Items from L3 Technologies, Inc. Annual Report on Form 10-K for the year ended December 31, 2017, revised: Business (Item 1), Properties (Item 2), Selected Financial Data (Item 6), Management’s Discussion and Analysis of Financial Condition and Results of Operations (Item 7) and Financial Statements and Supplementary Data (Item 8).

**101.INS	XBRL Instance Document.
**101.SCH	XBRL Taxonomy Extension Schema Document.
**101.CAL	XBRL Taxonomy Extension Calculation Linkbase Document.
**101.DEF	XBRL Taxonomy Extension Definition Linkbase Document.
**101.LAB	XBRL Taxonomy Extension Label Linkbase Document.
**101.PRE	XBRL Taxonomy Extension Presentation Linkbase Document.
__________________

*	Filed herewith.

**	Filed electronically with this report.